Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated March 7, 2016

to

Prospectus dated April 30, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated April 30, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 39 of the Prospectus before you decide to invest in shares of our common stock.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” by replacing the sentence “The Jefferson Square credit facility provides for delayed-draw borrowings in an aggregate principal amount of $300,000 on a committed basis during the four months following the closing date of the Jefferson Square credit facility.” in its entirety with the following:

On March 1, 2016, Jefferson Square entered into an amendment with JPM to (i) increase the aggregate principal amount of loans extended to Jefferson Square under the Jefferson Square credit facility by $50,000 to $350,000, plus an option, subject to the consent of Jefferson Square, JPM, as administrative agent, and the lenders at the time, to further increase the aggregate principal amount by an additional $50,000 prior to April 30, 2016 and (ii) increase the applicable interest rate from LIBOR for each three-month interest period plus 2.50% to LIBOR for each three-month interest period plus 2.6875%.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” by replacing the sentence “Pricing under the Jefferson Square credit facility is based on LIBOR for a three-month interest period, plus a spread of 2.50% per annum.” in its entirety with the following:

Pricing under the Jefferson Square credit facility is based on LIBOR for a three-month interest period, plus a spread of 2.6875% per annum.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” by deleting the following clause (b) from the second sentence of the nineteenth to last paragraph thereof in its entirety, and relabeling the clauses thereafter accordingly:

(b) the $300,000 committed principal amount is not fully drawn within four months of the Jefferson Square credit facility’s closing date;

Management

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers” by replacing the first sentence of the first paragraph of such section in its entirety with the following:

Our board of directors consists of ten members, seven of whom are not “interested persons” of us or FSIC III Advisor as defined in Section 2(a)(19) of the 1940 Act and are independent directors under Rule 303A.00 of the NYSE.

This supplement supplements and amends the table in the section of the Prospectus entitled “Management—Board of Directors and Executive Officers—Directors” by adding the following to the table under the subheading “Independent Directors”:

NAME	AGE	DIRECTOR SINCE		EXPIRATION OF TERM
James W. Brown	64	2016	(1)	2016

(1)	Appointed to a term commencing on March 1, 2016.

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers—Independent Directors” by adding the following immediately prior to the first paragraph of such section:

James W. Brown served as the Chief of Staff to United States Senator Robert P. Casey, Jr. from January 2007 to February 2016. Before joining Senator Casey’s staff, Mr. Brown was a founding partner of SCP Private Equity Partners from 1996 to 2006 and a managing director of CIP Capital, a private equity firm, from 1994 to 2006. Mr. Brown also served as a partner at the law firm Dilworth Paxson LLP from 1985 to 1987. He has served as a director of a number of companies, both public and privately held, and was chairman of the board of directors of TMG Health, Inc. from 1998 to 2006 and chairman of the board of directors of AirNet Communications Corporation from 1999 to 2005. He was a trustee of the Pennsylvania State Employees’ Retirement System from 1993 to 1997, a trustee/designee of the Pennsylvania Public School Employees’ Retirement System from 1991 to 1994, a chairman of the Finance Committee of the Pennsylvania Housing Finance Agency from 1992 to 1994, and the Chief of Staff to Pennsylvania Governor Robert P. Casey from 1989 to 1994.

Throughout his career, Mr. Brown has also had a strong interest in education especially for disadvantaged children. He was a trustee of the Gesu School (a grade school in North Philadelphia) from 1995 to 2006, a founding trustee of the Young Scholars Charter School from 2000 to 2006, also in North Philadelphia, chairman of the board of directors of the Pennsylvania State System of Higher Education Foundation from 2005 to 2006 and a trustee of Immaculata University from 2004 to 2006. He taught as an adjunct professor in Villanova University’s undergraduate Honors Program from 1991 to 2005 and was appointed to become a member of the board of managers of the Milton Hershey School and the board of directors of the Hershey Trust Company in February 2016.

Mr. Brown received a B.A. from Villanova University and his J.D. from the University of Virginia School of Law.

Our board of directors determined that Mr. Brown’s experience in both the public and private sector has provided him with experience that would be beneficial to us.

This supplement supplements and amends the section of the Prospectus entitled “Management—Compensation of Directors” by replacing the second sentence of the second paragraph of such section in its entirety with the following:

These directors are Messrs. Brown, Ford, Harrow, Heller, Hilferty, Irwin, Nix and Stanley.

Description of Our Securities

This supplement supplements and amends the section of the Prospectus entitled “Description of Our Securities—Provisions of the Maryland General Corporation Law and Our Charter and Bylaws—Number of Directors; Vacancies; Removal” by replacing the first sentence of the third paragraph of such section in its entirety with the following:

We have a total of ten members of our board of directors, seven of whom are independent directors.